EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Georgios Polyhronoploulos, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Quartz Ventures Inc. for the period ended October 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Quartz Ventures Inc.


Date: December 21, 2009      /s/ Georgios Polyhronopoulos
                             ---------------------------------------------------
                             Georgios Polyhronopoulos
                             President, Chief Executive Officer, Secretary,
                             Treasurer, Chief Financial Officer and Director
                             (Principal Executive Officer, Principal
                             Financial Officer and Principal Accounting Officer)
                             Quartz Ventures Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Quartz Ventures Inc. and will be retained by Quartz Ventures Inc. and furnished to the Securities and Exchange Commission or its staff upon request.